SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant[ X ]
Filed by a Party other than the Registrant[  ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Addition Materials
[   ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                   AAON, Inc.
                                   ----------
                (Name of Registrant as specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

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
                                   AAON, INC.



                                    Notice of
                                 Annual Meeting
                                  May 22, 2001
                                       and
                                 Proxy Statement

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2001


         Notice is hereby given that the Annual Meeting of Stockholders of AAON, Inc. (the "Company"), will be held at 2440 South Yukon, Tulsa, Oklahoma, on Tuesday, May 22, 2001, at 10:00 A.M. (Local Time), for the following purposes:

     1.   To elect two Class I Directors for terms ending in 2004; and
     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         We hope that you will be able to attend this meeting, but if you do not plan to do so, please date, sign and return the enclosed Proxy as promptly as possible.

                                      By Order of the Board of Directors

                                      /s/ John B. Johnson, Jr.
                                      ----------------------------
                                          John B. Johnson, Jr.
                                          Secretary

April 10, 2001

                                   AAON, INC.
                                2425 South Yukon
                              Tulsa, Oklahoma 74107


                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at the Annual Meeting of Stockholders of the Company to be held on May 22, 2001, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

         Pursuant to provisions of the Bylaws of the Company and action of its Board of Directors, the close of business on March 26, 2001, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this annual meeting. The stock transfer books will not be closed.

         Directors are elected by a plurality vote and the two nominees who receive the most votes will be elected.

         Stockholders of record on the record date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxies, of thirty-three and one-third percent (33-1/3%) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the meeting.

         The enclosed Proxy may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of the Company or by personal attendance at the meeting. All Proxies received in advance of the meeting may be revoked prior to exercise.

         This Proxy Statement, the Notice of Annual Meeting and accompanying proxy card, as well as the Company's 2000 Annual Report (which includes the Company's Annual Report on Form 10-K for the year ended December 31, 2000) will be first mailed to stockholders approximately April 17, 2001.

                                      (1)

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of March 26, 2001 (the record date), the Company had issued a total of 5,777,174 shares of $.004 par value Common Stock, its only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.

         The following table sets forth as of March 26, 2001, the aggregate number of shares of Common Stock of the Company owned by each person known by the Company to be the beneficial owner of more than 5% of the Company's Common
Stock:

                                                                      Percent
 Name and address                        Number of shares               of
of beneficial owner                            owned                   class
-------------------                      ---------------           -------------

Norman H. Asbjornson                        1,124,979 (1)              19.2
2425 South Yukon
Tulsa, Oklahoma 74107

Kern Capital Management, LLC                  801,500 (2)              13.9
114 West 47th Street, Suite 1926
New York, New York 10036


(1) Includes 84,500 shares held under presently exercisable stock options. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him, except for 4,917 shares held by his IRA account and 2,710 shares under the Company's 401(k) plan.

(2) Share ownership information as to Kern Capital Management, LLC, was provided by an officer of the company.

         The following table sets forth as of March 26, 2001, the aggregate number of shares of Common Stock of the Company owned of record or beneficially by each director of the Company and by each executive officer whose 2000 salary and bonus exceeded $100,000, and by all directors and such officers as a group:

                                      (2)

                                                                        Percent
Name and address of each Executive Officer       Number of Shares          of
      and Names of Other Directors                   Owned (1)           Class
------------------------------------------       ----------------        -------

     Norman H. Asbjornson (2)                       1,124,979 (4)         19.2
     2425 South Yukon
     Tulsa, Oklahoma 74107

     Robert G. Fergus (3)                              82,148 (5)          1.4
     2425 South Yukon
     Tulsa, Oklahoma  74107

     William A. Bowen                                 165,901 (6)          2.8

     John B. Johnson, Jr.                              67,500 (7)(8)       1.2

     Joseph M. Klein                                   27,500 (9)          (12)

     Thomas E.  Naugle                                 75,190 (7)          1.3

     Anthony Pantaleoni                               134,984 (10)         2.3

     Charles C. Stephenson, Jr.                       233,888 (7)          4.0

     Directors and named executive officers
          as a group (eight persons)                1,912,090 (11)        31.5


(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.
(2)  Mr. Asbjornson is a director and executive officer.
(3)  Mr. Fergus is an executive officer of the Company.
(4) Includes 84,500 shares issuable upon the exercise of stock options that are exercisable within 60 days. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him, except for 4,917 shares held by his IRA account and 2,710 shares under the Company's 401(k) plan.
(5) Includes 4,500 shares issuable upon the exercise of stock options and 2,218 shares under the Company's 401(k) plan.
(6) Includes 49,000 shares issuable upon exercise of stock options exercisable within 60 days, 10,525 shares held by Mr. Bowen's IRA account and 1,252 shares under the Company's 401(k) plan.
(7) Includes 27,500 shares issuable upon the exercise of stock options that are exercisable within 60 days.
(8) Includes 40,000 shares held for the account of Mr. Johnson under a broker-administered retirement plan.
(9) These shares are issuable upon the exercise of stock options that are exercisable within 60 days.
(10) Includes 55,000 shares issuable upon the exercise of stock options that are exercisable within 60 days.
(11) Includes 303,000 shares issuable upon the exercise of stock options that are exercisable within 60 days by all Executive Officers and directors.
(12) Less than 1%.

                                      (3)

                              ELECTION OF DIRECTORS

General

         The Board of Directors of the Company currently has seven members. The Company's Bylaws (the "Bylaws"), divide the Board of Directors into three classes having staggered terms of three years each, with Classes I, II and III having terms expiring at the Annual Meeting of Stockholders in 2001, 2002 and 2003, respectively. The Company's Bylaws provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to the Company not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

         It is intended that the names of the nominees listed below will be placed in nomination and that the persons named in the proxy will vote for their election. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If either nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors. However, management has no reason to believe that either nominee will be unavailable.

Nominees

                      Class I - For Term to Expire in 2004
                      ------------------------------------

Name                                     Age              Current Position
----                                     ---              ----------------
Joseph M. Klein .......................  69               Director
Thomas E. Naugle ......................  62               Director


Directors Continuing in Office

                         Class II - Term Expires in 2002
                         -------------------------------

Name                                     Age              Current Position
----                                     ---              ----------------
William A. Bowen.......................  71               Director
Anthony Pantaleoni ....................  61               Director


                        Class III - Term Expires in 2003
                        --------------------------------

Name                                     Age              Current Position
----                                     ---              ----------------
Norman H. Asbjornson...................  65               President and Director
John B. Johnson, Jr. ..................  67               Secretary and Director
Charles C. Stephenson, Jr. ............  64               Director


Biographical Information

         Set forth below is a description of the background of each director and executive officer of the Company. The term of office of each officer ends on the date of the Annual Meeting, subject to extension upon reelection.

                                      (4)

         Norman H. Asbjornson has served as President and a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2003 annual meeting of stockholders. Mr. Asbjornson also serves as the President of AAON, Inc., an Oklahoma corporation and wholly-owned subsidiary of the Company ("AAON-Oklahoma"), and AAON Coil Products, Inc., a wholly-owned subsidiary of the Company ("ACP").

         William A. Bowen served as Vice President-Finance of the Company from 1989 until July, 1999. He has served as a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2002 annual meeting of stockholders. From 1987 to 1998, Mr. Bowen was engaged in financial consulting in Tulsa, Oklahoma.

         Robert G. Fergus, age 60, has served as Vice President of the Company since 1989. Mr. Fergus also serves as Vice President of AAON-Oklahoma.

         John B. Johnson, Jr., has served as Secretary of the Company since 1989. He has served as a director of the Company since 1989 and currently serves in the class of directors who terms expire at the 2003 annual meeting of stockholders. Mr. Johnson also serves as the Secretary of AAON-Oklahoma and ACP. Mr. Johnson has been engaged in the private practice of law in Tulsa, Oklahoma, since 1961, and is a member of the firm of Johnson, Jones, Dornblaser, Coffman & Shorb, which serves as General Counsel to the Company.

         Joseph M. Klein has served as a director of the Company since 1996 and currently serves in the class of directors whose terms expire at the 2001 annual meeting of stockholders. Since 1974, Mr. Klein has served as President of CCI Corporation, the business of which is truck parts sales and service and original equipment manufacture of heavy duty trucks.

         Thomas E. Naugle has served as a director of the Company since 1998 and currently serves in the class of directors whose terms expire at the 2001 annual meeting of stockholders. From 1985 to present, Mr. Naugle has served has served as Chairman of the Board of Directors and/or President of Naugle & Co., a company engaged in the business of investments. From 1984 until May, 1999, he served as Chairman of the Board of Directors of Barrett Trailers, Inc., a manufacturer of trailers. From 1986 to 1996, Mr. Naugle was Chairman of the Board of Directors of Tulsa Winch, Inc., a manufacturer of winches. From 1992 to 1996, he served as President of Hanner, Inc., an equipment leasing company.

         Anthony Pantaleoni has served as a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2002 annual meeting of stockholders. Since 1970, Mr. Pantaleoni has been a partner of Fulbright & Jaworski L.L.P. or a predecessor firm in New York, New York. He also serves as a member of the Board of Directors of Universal Health Services, Inc., a publicly held hospital chain, and Westwood Corporation, a publicly held defense contractor.

         Kathy I. Sheffield, age 48, became Treasurer of the Company in July, 1999. Ms. Sheffield was the Accounting Supervisor of the Company from 1989 to 1992, when she became Accounting Manager.

         Charles C. Stephenson, Jr., has served as a director of the Company since 1996 and currently serves in the class of directors who terms expire at the 2003 annual meeting of stockholders. Since 1987, Mr. Stephenson has served as Chairman of the Board of Directors of Vintage Petroleum, Inc., a publicly held company engaged in oil and gas production and exploration.

                                      (5)

                    MEETINGS OF DIRECTORS AND AUDIT COMMITTEE

         The business of the Company is managed under the direction of its Board of Directors. The Board of Directors met four times during 2000, and each director participated in at least 75% of all Board and applicable committee meetings held last year, except for Mr. Stephenson. All other action taken by the Board of Directors during the year was consented to in writing by a memorandum of action in lieu of a meeting, to which all incumbent directors subscribed. Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting the Company.

         The Board of Directors has established an audit committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the audit committee, its members and the number of meetings held during 2000 are described below. The Board does not have a standing nominating or compensation committee; however, the Board does have a committee that administers the Company's Stock Option Plan.

         The Audit Committee provides the opportunity for direct communications between the Company's independent public accountants and the Board of Directors. The Audit Committee meets with the accountants to review their effectiveness during the annual audit and to discuss the Company's internal control policies and procedures. The Audit Committee and the independent public accountants met four times during fiscal year 2000. The members of the Audit Committee are currently Messrs. Klein, Naugle and Pantaleoni.

         The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

                             Audit Committee Report

February 13, 2001

To the Board of Directors of AAON, Inc.:

         We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

         We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

                                      (6)

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                                  Joseph M. Klein, Chairman
                                                  Thomas E. Naugle
                                                  Anthony Pantaleoni

                             EXECUTIVE COMPENSATION

         Compensation. The following table sets forth information as to the compensation of the executive officers of the Company whose annual salary and bonus have exceeded $100,000.

                           Summary Compensation Table

                                                                 Long-Term
                                  Annual Compensation           Compensation
------------------------ -------------------------------------- ------------ ------------
                                                      Other      Securities
        Name and                                      Annual     Underlying   All Other
   Principal Position    Year   Salary     Bonus   Compensation Options/SARs Compensation
------------------------ ----- --------- --------- ------------ ------------ ------------
Norman H. Asbjornson
      President          2000  $150,000  $50,000   $ 3,296 (1)          -0-  $40,647 (3)

                         1999  $132,000      -0-   $ 2,373 (1)    5,000 (2)  $35,836 (3)

                         1998  $132,000  $   100   $ 1,729 (1)   70,000 (2)  $30,518 (3)

Robert G. Fergus
   Vice President        2000  $111,330  $17,000   $ 3,296 (1)          -0-  $ 5,605 (5)

                         1999  $109,488  $15,000   $ 2,373 (1)    5,000 (2)  $ 5,746 (4)

                         1998  $104,898  $   100   $ 1,729 (1)          -0-  $ 4,254 (4)
--------------

(1) A per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma.
(2)  Granted under the Company's Stock Option Plan.
(3) Includes (i) contributions to the Company's 401(k) plan by the Company in the amounts of $6,799, $6,422 and $5,067 for years 2000, 1999 and 1998, respectively, (ii) the estimated dollar value of the benefit to the executive officer from premiums paid by the Company on a reverse split dollar insurance policy on the life of the executive in the amounts of $33,760, $29,414 and $25,451 for years 2000, 1999 and 1998, respectively, and (iii) a medical reimbursement benefit of $88.
(4)  Contributions to the Company's 401(k) plan by the Company.
(5) Includes (1) contributions to the Company's 401(k) plan by the Company of $5,067 and (ii) a medical reimbursement benefit of $1,007.

         Stock Options: No stock options were granted by the Company during 2000 to either of its named executive officers, and no stock options were "repriced" during the past year.

         The following table provides information on the value of each of the named executive officer's unexercised in-the-money options to acquire common stock at December 31, 2000.

                Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                                                        Number of Securities     Value of Unexercised
                                                                       Underlying Unexercised        In-the-Money
                                                                              Options/              Options/SARs at
                                                                         SARs at FY-End (#)           FY-End ($)
                          Shares Acquired On                                Exercisable/             Exercisable/
        Name                 Exercise (#)        Value Realized ($)         Unexercisable          Unexercisable (1)
----------------------    ------------------     ------------------    ----------------------    --------------------
Norman H. Asbjornson            27,500                 $395,000             84,500/48,000          $886,438/$434,500

Robert G. Fergus                16,000                 $344,084              4,500/4,000            $62,429/$18,750

--------------

(1) Calculated based on the difference between the Nasdaq National Market closing price of Common Stock on December 29, 2000 (the last trading day of the year), of $17.6875 and the exercise price of the option.

                                      (7)

         The Company has no Long-Term Incentive Plan ("LTIP") or "defined benefit" (pension) plan.

         The Company has no employment contracts with any of its officers, directors or employees, nor any compensatory plan or arrangement concerning any person's termination of employment or respecting any "change in control".

         Compensation of Directors. Directors of the Company are paid a fee of $1,500 per board meeting attended and they are reimbursed for out-of-pocket expenses incurred for attendance at such meetings. In addition, the Company has granted persons who are newly elected Directors of the Company an option to purchase 27,500 shares of the Company's Common Stock which options fully vest on the first anniversary of the date of grant. Messrs. Asbjornson, Bowen, Johnson and Pantaleoni were also granted 27,500 share options in 1997, five years after their original grants.

                        REPORT ON EXECUTIVE COMPENSATION

         General. The entire Board of Directors is responsible for (i) oversight and administration of executive compensation, (ii) review of the Company's overall compensation program and (iii) administering the Company's Stock Option Plan. However, Messrs. Asbjornson and Bowen abstain from voting on their compensation There have been no "interlocks" or "insider participation" [as those terms are defined in Item 402(j) of S.E.C. Regulation S-K] in compensation decisions.

         Compensation Process and Philosophy. Historically, there have been two major components to the Company's executive officer compensation: (i) base salary and (ii) option grants. The process used by the Board of Directors in determining executive compensation levels has been based upon the Board of Directors' subjective judgment of qualitative and quantitative factors. No specific weights have been previously assigned to the qualitative and quantitative factors in determining the compensation levels. The Board of Directors considers the recommendation of the Company's President with respect to the compensation level of the Company's executive officers, including the President. The Board of Directors ultimately determines the level of compensation for each of the Company's executive officers. The Board of Directors believes that compensation for the Company's employees, including the executive officers, must be in amounts sufficient to attract, retain and motivate key employees, while at the same time maintaining a close relationship to the Company's financial performance. The Board of Directors believes compensation decisions should be tied to individual performance and designed to encourage and reward employees for creating stockholder value. In addition, executive officers have a significant portion of their total compensation opportunity at risk, i.e., stock options. The Company's compensation philosophy is based on the following general principles: (i) employee compensation should reflect the financial success of the overall Company and the individual's performance and (ii) encourage all employees to invest in the Company's common stock to align their interests with the stockholders' interests in maximizing value. Because the Board believes that its executive officers currently have adequate stock option incentives, their added compensation last year took the form of bonuses.

                                      (8)

         Salaries and Bonuses. Effective January 1, 2000, Mr. Asbjornson's annual salary was increased from $132,000 to $150,000 and he was paid a bonus of $50,000 last year. The Company has also entered into a $1,000,000 "reverse split dollar" life insurance arrangement with Mr. Asbjornson, pursuant to which the Company pays the portion of the premium attributable to the term insurance cost (determined by Internal Revenue Service "P.S. 58" rates), and is the beneficiary of the full face amount of the policy, and Mr. Asbjornson pays the amount of premium in excess of such insurance cost and is the owner-beneficiary of the greater of the cash value thereof or the amount of all premiums paid by him. Performance factors considered in setting Mr. Asbjornson's compensation include having responsibility for establishing overall corporate philosophy and goals, organizing and staffing Company personnel, overseeing implementation of Board directives, financial budgets, marketing strategies, engineering projects and manufacturing methods. His compensation is measured both by progress toward long-term goals and current financial results.

         Mr. Fergus' annual salary was increased from $109,488 in 1999 to $111,330 in 2000 and he was paid a bonus of $17,000 last year. Mr. Fergus' 2000 compensation was predicated on his efforts in reducing direct labor by implementation of improved manufacturing methods and his overall job performance.

         Mr. Bowen's annual rate of compensation has been $38,564 since
December 1, 1997. Additionally, the Company made 401(k) plan contributions to Mr. Bowen's account totaling $2,999 in 2000.

         Messrs. Asbjornson, Fergus and Bowen also participate in the Company's "profit sharing" plan ($3,296 each in 2000 contributed by the Company, a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma), and Messrs. Asbjornson and Bowen received directors' fees in 2000.

Board of Directors:   Norman H. Asbjornson, William A. Bowen,
                      John B. Johnson, Jr., Joseph M. Klein,  Thomas E.  Naugle,
                      Anthony Pantaleoni and Charles C. Stephenson, Jr.

                    BOARD OF DIRECTORS INTERLOCKS AND INSIDER
                     PARTICIPATION IN COMPENSATION DECISIONS

         There were no reportable business relationships between the Company (or any other corporation that requires specific disclosure under this heading) and the members of the Board of Directors in 2000.

                                      (9)

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return of the Company, its peer group named below and the NASDAQ Market Index. The graph assumes a $100 investment at the closing price on January 1, 1995, and reinvestment of dividends on the date of payment without commissions. This table is not intended to forecast future performance of the Company's common stock.

                 Comparison of Five-year Cumulative Total Return
              Among Aaon, Inc., Peer Group* and Nasdaq Market Index

                1995        1996        1997        1998        1999        2000

AAON, INC.      $100      $ 84.78    $131.51     $161.95     $250.00     $307.62
PEER GROUP      $100      $129.05    $116.26     $114.21     $118.28     $122.45
NASDAQ          $100      $123.04    $150.70     $212.52     $394.94     $237.64

         *The peer group consists of American Standard Companies, Fedders Corp., Lennox International, Inc., Mestek, Inc., Nortek, Inc., and York International Corp., all of which are in the business of manufacturing air conditioning and heat exchange equipment.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 4 furnished to the Company during its most recent fiscal year, the Company knows of no director, officer or beneficial owner of more than ten percent of the Company's Common Stock who failed to file on a timely basis reports of beneficial ownership of the Company's Common Stock as required by Section 16(a) of the Securities Exchange Act of 1934, as amended, except for William A. Bowen, who reported his exercise of a stock option and sale of 3,000 shares eight months late, and Robert G. Fergus , who reported his exercise of a stock option and sale of 3,000 shares one month late.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP ("AA") as the independent auditors of the Company for the fiscal year ending December 31, 2001. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                              Fees and Independence

         Audit Fees. AA billed the Company an aggregate of $72,000 for professional services rendered for the audit of the Company's financial statements for the year ended December 31, 2000, and its reviews of the Company's financial statements included in its Forms 10-Q during year 2000.

         Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2000, AA provided no services and, therefore, billed no fees to the Company in connection with financial information systems design and implementation.

         All Other Fees. No other fees were billed by AA to the Company during 2000.

                                      (10)

         The Audit Committee of the Board of Directors has determined that the provision of services by AA described above is compatible with maintaining AA's independence as the Company's principal accountant.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Stockholder proposals intended to be presented at the 2002 Annual Meeting and to be included in the Company's Proxy Statement must be received at the Company's executive offices, 2425 South Yukon, Tulsa, Oklahoma 74107, no later than December 17, 2001.

         However, a stockholder who otherwise intends to present business at the 2002 Annual Meeting of stockholders, including nominations of persons to the Company's Board of Directors, must also comply with the requirements set forth in the Company's Bylaws. The Bylaws state, among other things, that to bring business before an annual meeting or to nominate a person for the Company's Board of Directors, a stockholder must give written notice that complies with the Bylaws to the Secretary of the Company not less than 60 days nor more than 90 days in advance of the anniversary date of the immediately preceding Annual Meeting. Thus, a notice of a stockholder proposal or nomination for the 2002 Annual Meeting of stockholders, submitted other than pursuant to Rule 14a-8, will be untimely if given before February 27, 2002 or after March 29, 2002. As to any such proposals, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed between February 27, 2002, and March 29, 2002. Even if proper notice is received on a timely basis, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

         Management knows of no business which will be presented at the 2001 Annual Meeting other than to elect directors for the ensuing year.

         The cost of preparing, assembling and mailing all proxy solicitation materials will be paid by the Company. It is contemplated that the solicitation will be conducted only by use of the mails. The Company will, upon request, reimburse brokers for the costs incurred by them in forwarding solicitation materials to such of their customers as are the beneficial holders of Common Stock of the Company registered in the names of such brokers.


                                      By Order of the Board of Directors

                                      /s/ Norman H. Asbjornson
                                      ----------------------------
                                          Norman H. Asbjornson
                                          President


April 10, 2001

                                      (11)

                                   Appendix A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                   AAON, INC.

                                     Charter

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, including the compliance program, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

1. Provide an open avenue of communication between the independent auditors and the board of directors.

2.   Review and update the committee's charter annually.

3. Recommend to the board of directors the independent auditors to be nominated, approve the compensation of the independent auditors and review and approve the discharge of the independent auditors.

4. Confirm and assure the independence of the auditors, including a review of management consulting services and related fees provided by the auditors.

5. Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

6. Consider, in consultation with the independent auditors, the audit scope and plan of the auditors.

7. Consider with management and the independent auditors the rationale for any engagement of audit firms other than the principal independent auditors.

8. Review with the independent auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

9.   Consider and review with the independent auditors:

     a.   The   adequacy  of  the   company's   internal   controls,   including
          computerized information system controls and security.

     b.   Any  related   significant   findings  and   recommendations   of  the
          independent auditors, together with management's responses thereto.

10. Review with management and the independent auditors at the completion of the annual audit:

     a.   The company's annual financial statements and related footnotes.

                                     (A-1)

     b. The independent auditors' audit of the financial statements and its report thereon.

     c. Any significant changes required in the independent auditors' audit plan.

     d. Any serious difficulties or disputes with management encountered during the course of the audit.

     e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

11. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Review with management and the independent auditors each Form 10-Q before it is filed with the SEC.

13. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditors.

14. Review legal and regulatory matters that may have a material impact on the financial statements.

15. Meet with the independent auditors and management in separate executive sessions to discuss any matters that the committee believes should be discussed privately with the audit committee.

16.  Report   committee   actions   to  the   board  of   directors   with  such
     recommendations as the committee may deem appropriate.

17. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigation.

18. The committee shall meet at least four times per year or more frequently as circumstance require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

19. The committee will perform such other functions as assigned by law, the company's charter or bylaws or the board of directors.

20. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how they were discharged.

                                     (A-2)

AAON, Inc.                                                          PROXY
                                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
2425 South Yukon
Tulsa, Oklahoma 74107      The undersigned  stockholder of AAON,  Inc., a Nevada  corporation,  hereby  constitutes and  appoints  John B.  Johnson,  Jr.,  and Joseph M. Klein,  and each of them, with full power of  substitution,  as attorneys  and proxies to appear and vote all shares of stock of the Company standing in the name of the undersigned,  at the Annual  Meeting  of
                           Stockholders  of the  Company to be held at 2440 South Yukon Avenue,  Tulsa,  Oklahoma, on
                           Tuesday, May 22, 2001, at 10:00 a.m. (Local Time),  and at any  adjournment  thereof, with all powers that the undersigned would possess if personally present, hereby revoking all previous proxies.

1. Election of Directors:  FOR both nominees listed below                      WITHHOLD AUTHORITY

                           (except as shown to the contrary below) [ ]         to vote for both nominees listed below [ ]

                                          Joseph M. Klein and Thomas E. Naugle for terms ending in 2004.

(INSTRUCTION:  To withhold  authority to vote for either  nominee,  write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------------------------------------------------------------

2. In their discretion, upon any other matters as may properly come before the meeting.


                                                                    (over)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR both of management's nominees for director.

         The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and the Proxy Statement accompanying the same, both dated April 17, 2001.

Dated:                                               , 2001
         --------------------------------------------              ----------------------------------------------------------------

                                                                   ----------------------------------------------------------------
                                                                   (Please sign exactly as your name appears at left. When shares are held in the names of two or more  persons,  all should sign individually. Executors, administrators, trustees, etc., should so indicate when signing.  When shares are held in the name of a corporation,  the name of the corporation  should be written first and then an authorized  officer should sign on behalf of the corporation, showing the office held.)

                                                                    PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                                                                    USING THE ENCLOSED ENVELOPE.


                                                                    (over)
